                                                                     EXHIBIT F-5


                        CenterPoint Energy, Incorporated
      Consolidating Balance Sheet and Statement of Consolidated Operations
                                December 31, 2002
                               In Thousands (000s)

                                                                                                                   Utility
                                                          CenterPoint         Corp.,            Utility            Holding
                                                             Energy        Adjustments &       Holdings         Adjustments &
                                                          Consolidated      Eliminations      Consolidated       Eliminations
                                                          ------------     -------------      ------------      --------------
CURRENT ASSETS:

  Cash and cash equivalents                               $    305,420           222,511            82,909                  --
  Investments in AOL Time Warner common stock                  283,486                --           283,486                  --
  Accounts receivable, net                                     559,366             5,703           553,663              (4,456)
  Accounts and notes receivable - affiliated companies              --           (88,238)           88,238              64,191
  Accrued unbilled revenues                                    354,497                --           354,497                  --
  Inventory                                                    351,816                 1           351,815                  --
  Non-trading derivative assets                                 27,275                --            27,275                  --
  Current assets of discontinued operations                     10,162                --            10,162                  --
  Prepaid expense and other current assets                      71,304             4,494            66,810                  --
                                                          ------------      ------------      ------------      --------------
     Total Current Assets                                    1,963,326           144,471         1,818,855              59,735
                                                          ------------      ------------      ------------      --------------

PROPERTY, PLANT AND EQUIPMENT, NET                          11,409,369           114,239        11,295,130                  --
                                                          ------------      ------------      ------------      --------------

OTHER ASSETS:

  Goodwill, net                                              1,740,510                --         1,740,510                  --
  Intangibles, net                                              65,880                 1            65,879                  --
  Investment in Subs                                                --                --                --          (7,496,267)
  Regulatory assets                                          4,000,646                 1         4,000,645                  --
  Non-trading derivative assets                                  3,866                --             3,866                  --
  Non-current assets of discontinued operations                  4,997                --             4,997                  --
  Notes receivable - affiliated companies                           --        (1,679,707)        1,679,707              30,643
  Other                                                        445,883           131,631           314,252                  --
                                                          ------------      ------------      ------------      --------------
    Total Other Assets                                       6,261,782        (1,548,074)        7,809,856          (7,465,624)
                                                          ------------      ------------      ------------      --------------

    TOTAL ASSETS                                          $ 19,634,477        (1,289,364)       20,923,841          (7,405,889)
                                                          ============      ============      ============      ==============



                                                                           CenterPoint
                                                           Utility           Energy           CenterPoint
                                                           Holding,         Houston              Energy
                                                             LLC           Electric LLC      Resources Corp.
                                                          -----------      ------------      ---------------
CURRENT ASSETS:

  Cash and cash equivalents                                         4            70,866                9,237
  Investments in AOL Time Warner common stock                      --                --                   --
  Accounts receivable, net                                         --            99,304              384,772
  Accounts and notes receivable - affiliated companies             --                --                   --
  Accrued unbilled revenues                                        --            70,385              284,112
  Inventory                                                        --            59,941              135,707
  Non-trading derivative assets                                    --                --               27,275
  Current assets of discontinued operations                        --                --                   --
  Prepaid expense and other current assets                          1            11,839               50,765
                                                          -----------      ------------      ---------------
     Total Current Assets                                           5           312,335              891,868
                                                          -----------      ------------      ---------------

PROPERTY, PLANT AND EQUIPMENT, NET                                 --         3,837,232            3,235,672
                                                          -----------      ------------      ---------------

OTHER ASSETS:

  Goodwill, net                                                    --                --            1,740,510
  Intangibles, net                                                 --            39,912               19,878
  Investment in Subs                                        7,496,267                --                   --
  Regulatory assets                                                --         3,970,007               30,638
  Non-trading derivative assets                                    --                --                3,866
  Non-current assets of discontinued operations                    --                --                   --
  Notes receivable - affiliated companies                          --           814,513               39,097
  Other                                                            --            66,049               24,933
                                                          -----------      ------------      ---------------
    Total Other Assets                                      7,496,267         4,890,481            1,858,922
                                                          -----------      ------------      ---------------

    TOTAL ASSETS                                            7,496,272         9,040,048            5,986,462
                                                          ===========      ============      ===============

                                                                            CenterPoint
                                                                               Energy
                                                          Texas Genco       International,
                                                          Holdings, Inc.         Inc.           Other
                                                          --------------    --------------   ------------
CURRENT ASSETS:

  Cash and cash equivalents                                        578             1,060            1,164
  Investments in AOL Time Warner common stock                       --                --          283,486
  Accounts receivable, net                                      73,148                --              895
  Accounts and notes receivable - affiliated companies              --             2,801           21,246
  Accrued unbilled revenues                                         --                --               --
  Inventory                                                    156,167                --               --
  Non-trading derivative assets                                     --                --               --
  Current assets of discontinued operations                         --            10,162               --
  Prepaid expense and other current assets                       4,024                --              181
                                                          ------------      ------------     ------------
     Total Current Assets                                      233,917            14,023          306,972
                                                          ------------      ------------     ------------

PROPERTY, PLANT AND EQUIPMENT, NET                           3,980,770                --          241,456
                                                          ------------      ------------     ------------

OTHER ASSETS:

  Goodwill, net                                                     --                --               --
  Intangibles, net                                               6,089                --               --
  Investment in Subs                                                --                --               --
  Regulatory assets                                                 --                --               --
  Non-trading derivative assets                                     --                --               --
  Non-current assets of discontinued operations                     --             4,997               --
  Notes receivable - affiliated companies                           --                --          795,454
  Other                                                        168,071            54,087            1,112
                                                          ------------      ------------     ------------
    Total Other Assets                                         174,160            59,084          796,566
                                                          ------------      ------------     ------------

    TOTAL ASSETS                                             4,388,847            73,107        1,344,994
                                                          ============      ============     ============

                        CenterPoint Energy, Incorporated
      Consolidating Balance Sheet and Statement of Consolidated Operations
                                December 31, 2002
                               In Thousands (000s)

                                                                                                                       Utility
                                                                CenterPoint         Corp.,            Utility          Holding
                                                                   Energy        Adjustments &       Holdings         Adjustments &
                                                                Consolidated      Eliminations      Consolidated      Eliminations
                                                                ------------     -------------      ------------      -------------
CURRENT LIABILITIES:

  Short-term borrowings                                         $    347,000                --           347,000                --
  Current portion of long-term debt                                  810,325           272,422           537,903                --
  Indexed debt securities derivative                                 224,881           224,881                --                --
  Accounts payable                                                   623,317          (576,725)        1,200,042           579,122
  Accounts and notes payable - affiliated companies                       --          (642,248)          642,248            64,205
  Taxes accrued                                                      120,865            28,585            92,280             3,545
  Interest accrued                                                   197,274            89,207           108,067           (23,000)
  Non-trading derivative liabilities                                  26,387            16,414             9,973                --
  Regulatory liabilities                                             168,173                --           168,173                --
  Accumulated deferred income taxes                                  285,214           598,736          (313,522)               --
  Other                                                              286,750            56,920           229,830             6,557
                                                                ------------      ------------      ------------      ------------
    Total Current Liabilities                                      3,090,186            68,192         3,021,994           630,429
                                                                ------------      ------------      ------------      ------------

OTHER LIABILITIES:

  Accumulated deferred income taxes, net                           2,449,206          (391,571)        2,840,777            (6,558)
  Unamortized investment tax credits                                 230,037                (1)          230,038                --
  Non-trading derivative liabilities                                     873                --               873                --
  Benefit obligations                                                834,989           622,284           212,705                --
  Regulatory liabilities                                             959,421                 1           959,420                --
  Notes payable - affiliated companies                                    --          (984,063)          984,063            49,638
  Other                                                              747,355           365,645           381,710           (26,296)
                                                                ------------      ------------      ------------      ------------
    Total Other Liabilities                                        5,221,881          (387,705)        5,609,586            16,784
                                                                ------------      ------------      ------------      ------------

LONG-TERM DEBT                                                     9,194,320         5,104,474         4,089,846             7,301
                                                                ------------      ------------      ------------      ------------

COMMITMENTS AND CONTINGENCIES

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED
 SECURITIES OF SUBSIDIARY TRUSTS HOLDING SOLELY
 JUNIOR SUBORDINATED DEBENTURES OF COMPANY                           706,140                --           706,140                --
                                                                ------------      ------------      ------------      ------------

SHAREHOLDERS' EQUITY                                               1,421,950        (6,074,325)        7,496,275        (8,060,403)
                                                                ------------      ------------      ------------      ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $ 19,634,477        (1,289,364)       20,923,841        (7,405,889)
                                                                ============      ============      ============      ============


                                                                              CenterPoint
                                                              Utility           Energy           CenterPoint
                                                              Holding,         Houston              Energy        Texas Genco
                                                                LLC           Electric LLC      Resources Corp.   Holdings, Inc.
                                                            ------------      ------------      ---------------   --------------
CURRENT LIABILITIES:

  Short-term borrowings                                               --                --           347,000                --
  Current portion of long-term debt                                   --            18,758           517,616             1,529
  Indexed debt securities derivative                                  --                --                --                --
  Accounts payable                                                    --            32,362           465,694           120,276
  Accounts and notes payable - affiliated companies                   --           258,638           101,231           108,838
  Taxes accrued                                                       (7)           44,208                --            38,403
  Interest accrued                                                    --            78,355            49,084               188
  Non-trading derivative liabilities                                  --                --             9,973                --
  Regulatory liabilities                                              --           168,173                --                --
  Accumulated deferred income taxes                                   --                --             6,557                --
  Other                                                                4            57,513           150,034            14,389
                                                            ------------      ------------      ------------      ------------
    Total Current Liabilities                                         (3)          658,007         1,647,189           283,623
                                                            ------------      ------------      ------------      ------------

OTHER LIABILITIES:

  Accumulated deferred income taxes, net                              --         1,419,301           595,889           813,246
  Unamortized investment tax credits                                  --            53,581             5,888           170,569
  Non-trading derivative liabilities                                  --                --               873                --
  Benefit obligations                                                 --            61,671           132,434            15,751
  Regulatory liabilities                                              --           940,615            18,805                --
  Notes payable - affiliated companies                                --           916,400                --                --
  Other                                                               --            25,206           101,183           281,615
                                                            ------------      ------------      ------------      ------------
    Total Other Liabilities                                           --         3,416,774           855,072         1,281,181
                                                            ------------      ------------      ------------      ------------

LONG-TERM DEBT                                                        --         2,641,281         1,441,264                --
                                                            ------------      ------------      ------------      ------------

COMMITMENTS AND CONTINGENCIES

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED
 SECURITIES OF SUBSIDIARY TRUSTS HOLDING SOLELY
 JUNIOR SUBORDINATED DEBENTURES OF COMPANY                            --                --               508                --
                                                            ------------      ------------      ------------      ------------

SHAREHOLDERS' EQUITY                                           7,496,275         2,323,986         2,042,429         2,824,043
                                                            ------------      ------------      ------------      ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 7,496,272         9,040,048         5,986,462         4,388,847
                                                            ============      ============      ============      ============

                                                                           CenterPoint
                                                                             Energy
                                                        Texas Genco       International,
                                                       Holdings, Inc.          Inc.             Other
                                                       --------------     --------------     ------------
CURRENT LIABILITIES:

  Short-term borrowings                                            --                 --               --
  Current portion of long-term debt                             1,529                 --               --
  Indexed debt securities derivative                               --                 --               --
  Accounts payable                                            120,276                 --            2,588
  Accounts and notes payable - affiliated companies           108,838             25,269           84,067
  Taxes accrued                                                38,403                 39            6,092
  Interest accrued                                                188                 --            3,440
  Non-trading derivative liabilities                               --                 --               --
  Regulatory liabilities                                           --                 --               --
  Accumulated deferred income taxes                                --                 --         (320,079)
  Other                                                        14,389                 --            1,333
                                                       --------------     --------------     ------------
    Total Current Liabilities                                 283,623             25,308         (222,559)
                                                       --------------     --------------     ------------

OTHER LIABILITIES:

  Accumulated deferred income taxes, net                      813,246                 --           18,899
  Unamortized investment tax credits                          170,569                 --               --
  Non-trading derivative liabilities                               --                 --               --
  Benefit obligations                                          15,751                 --            2,849
  Regulatory liabilities                                           --                 --               --
  Notes payable - affiliated companies                             --                 --           18,025
  Other                                                       281,615                 --                2
                                                       --------------     --------------     ------------
    Total Other Liabilities                                 1,281,181                 --           39,775
                                                       --------------     --------------     ------------

LONG-TERM DEBT                                                     --                 --               --
                                                       --------------     --------------     ------------

COMMITMENTS AND CONTINGENCIES

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED
 SECURITIES OF SUBSIDIARY TRUSTS HOLDING SOLELY
 JUNIOR SUBORDINATED DEBENTURES OF COMPANY                         --                 --          705,632
                                                       --------------     --------------     ------------

SHAREHOLDERS' EQUITY                                        2,824,043             47,799          822,146
                                                       --------------     --------------     ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              4,388,847             73,107        1,344,994
                                                       ==============     ==============     ============

                        CenterPoint Energy, Incorporated
      Consolidating Balance Sheet and Statement of Consolidated Operations
                                December 31, 2002
                               In Thousands (000s)


                                                                                                                       Utility
                                                                   CenterPoint         Corp.,          Utility         Holding
                                                                      Energy        Adjustments &     Holdings      Adjustments &
                                                                   Consolidated      Eliminations    Consolidated   Eliminations
                                                                   ------------     -------------    ------------   -------------
REVENUES                                                           $  7,906,685                --       7,906,685         (80,408)
                                                                   ------------     -------------    ------------   -------------

EXPENSES:

  Fuel and cost of gas sold                                           3,883,416                --       3,883,416         (25,509)
  Purchased power                                                        94,749                --          94,749         (47,665)
  Operation and maintenance                                           1,595,835           (41,200)      1,637,035          (6,278)
  Depreciation and amortization                                         615,770            17,342         598,428              --
  Taxes other than income taxes                                         387,806            10,897         376,909             563
                                                                   ------------     -------------    ------------   -------------
    Total                                                             6,577,576           (12,961)      6,590,537         (78,889)
                                                                   ------------     -------------    ------------   -------------
OPERATING INCOME (LOSS)                                               1,329,109            12,961       1,316,148          (1,519)
                                                                   ------------     -------------    ------------   -------------

OTHER INCOME (EXPENSE):

  Unrealized loss on AOL Time Warner investment                        (499,704)               --        (499,704)             --
  Unrealized gain on indexed debt securities                            480,027           480,027              --              --
  Interest expense                                                     (709,177)          (59,592)       (649,585)       (155,973)
  Distribution on trust preferred securities                            (55,545)               50         (55,595)             (1)
  Other, net                                                             18,865          (153,594)        172,459        (272,496)
                                                                   ------------     -------------    ------------   -------------
    Total                                                              (765,534)          266,891      (1,032,425)       (428,470)
                                                                   ------------     -------------    ------------   -------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                   563,575           279,852         283,723        (429,989)

INCOME TAX EXPENSE                                                      197,248            41,666         155,582           7,999
                                                                   ------------     -------------    ------------   -------------

INCOME FROM CONTINUING OPERATIONS                                       366,327           238,186         128,141        (437,988)
INCOME FROM DISCONTINUED OPERATIONS OF RELIANT RESOURCES,
 NET OF TAX                                                              82,157            82,157              --              --
INCOME FROM DISCONTINUED OPERATIONS OF LATIN AMERICA, NET OF TAX          2,746                --           2,746              --
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX                       --                --              --        (131,949)
LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS OF RELIANT RESOURCES     (4,371,464)       (4,371,464)             --              --
                                                                   ------------     -------------    ------------   -------------
NET INCOME (LOSS)                                                  $ (3,920,234)       (4,051,121)        130,887        (569,937)
                                                                   ============     =============    ============   =============


                                                                                 CenterPoint
                                                                   Utility          Energy         CenterPoint
                                                                   Holding,        Houston            Energy
                                                                     LLC         Electric LLC     Resources Corp.
                                                                 ------------    ------------    ---------------
REVENUES                                                                   --       2,221,618          4,207,836
                                                                 ------------    ------------    ---------------

EXPENSES:

  Fuel and cost of gas sold                                                --          18,683          2,900,682
  Purchased power                                                          --          47,665                 --
  Operation and maintenance                                                21         575,241            666,502
  Depreciation and amortization                                            --         270,799            167,456
  Taxes other than income taxes                                            --         212,988            119,911
                                                                 ------------    ------------    ---------------
    Total                                                                  21       1,125,376          3,854,551
                                                                 ------------    ------------    ---------------
OPERATING INCOME (LOSS)                                                   (21)      1,096,242            353,285
                                                                 ------------    ------------    ---------------

OTHER INCOME (EXPENSE):

  Unrealized loss on AOL Time Warner investment                            --              --                 --
  Unrealized gain on indexed debt securities                               --              --                 --
  Interest expense                                                    (25,089)       (284,898)          (153,688)
  Distribution on trust preferred securities                               --              --                (25)
  Other, net                                                          318,941          21,988              8,131
                                                                 ------------    ------------    ---------------
    Total                                                             293,852        (262,910)          (145,582)
                                                                 ------------    ------------    ---------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                 293,831         833,332            207,703

INCOME TAX EXPENSE                                                         (7)        285,882             87,643
                                                                 ------------    ------------    ---------------

INCOME FROM CONTINUING OPERATIONS                                     293,838         547,450            120,060
INCOME FROM DISCONTINUED OPERATIONS OF RELIANT RESOURCES,
 NET OF TAX                                                                --              --                 --
INCOME FROM DISCONTINUED OPERATIONS OF LATIN AMERICA, NET OF TAX           --              --                 --
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX                     --         131,949                 --
LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS OF RELIANT RESOURCES           --              --                 --
                                                                 ------------    ------------    ---------------
NET INCOME (LOSS)                                                     293,838         679,399            120,060
                                                                 ============    ============    ===============


                                                                                              CenterPoint
                                                                                                Energy
                                                                          Texas Genco        International,
                                                                         Holdings, Inc.           Inc.              Other
                                                                         --------------      --------------     ------------
REVENUES                                                                      1,540,975                  --           16,664
                                                                         --------------      --------------     ------------

EXPENSES:

  Fuel and cost of gas sold                                                     989,560                  --               --
  Purchased power                                                                93,841                  --              908
  Operation and maintenance                                                     391,465                  --           10,084
  Depreciation and amortization                                                 156,740                  --            3,433
  Taxes other than income taxes                                                  42,930                  --              517
                                                                         --------------      --------------     ------------
    Total                                                                     1,674,536                  --           14,942
                                                                         --------------      --------------     ------------
OPERATING INCOME (LOSS)                                                        (133,561)                 --            1,722
                                                                         --------------      --------------     ------------

OTHER INCOME (EXPENSE):

  Unrealized loss on AOL Time Warner investment                                      --                  --         (499,704)
  Unrealized gain on indexed debt securities                                         --                  --               --
  Interest expense                                                              (25,637)                 --           (4,300)
  Distribution on trust preferred securities                                         --                  --          (55,569)
  Other, net                                                                      3,423              10,315           82,157
                                                                         --------------      --------------     ------------
    Total                                                                       (22,214)             10,315         (477,416)
                                                                         --------------      --------------     ------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                          (155,775)             10,315         (475,694)

INCOME TAX EXPENSE                                                              (62,832)              3,610         (166,713)
                                                                         --------------      --------------     ------------

INCOME FROM CONTINUING OPERATIONS                                               (92,943)              6,705         (308,981)
INCOME FROM DISCONTINUED OPERATIONS OF RELIANT RESOURCES, NET OF TAX                 --                  --               --
INCOME FROM DISCONTINUED OPERATIONS OF LATIN AMERICA, NET OF TAX                     --               2,746               --
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX                               --                  --               --
LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS OF RELIANT RESOURCES                     --                  --               --
                                                                         --------------      --------------     ------------
NET INCOME (LOSS)                                                               (92,943)              9,451         (308,981)
                                                                         ==============      ==============     ============